UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): December 16, 2016

TIME WARNER INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware	1-15062	13-4099534
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One Time Warner Center, New York, New York 10019

(Address of Principal Executive Offices) (Zip Code)

212-484-8000

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.

On December 16, 2016, Time Warner Inc. (“Time Warner”) entered into the Third Amendment, dated as of December 16, 2016 (the “Third Amendment”), to the Amended and Restated Credit Agreement, dated as of January 19, 2011, as amended and restated as of December 18, 2013, as further amended by the First Amendment, dated as of December 18, 2014, and the Second Amendment, dated as of December 18, 2015 (as amended, the “Amended and Restated Credit Agreement”), among Time Warner and Time Warner International Finance Limited, as borrowers, the lenders from time to time party thereto and Citibank, N.A., as administrative agent, to amend its two $2.5 billion senior unsecured revolving credit facilities. The Third Amendment extends the maturity dates of both revolving credit facilities by one year to December 18, 2021 and eliminates the swingline loan sub-facility included in one of the revolving credit facilities. All other material terms of the Amended and Restated Credit Agreement will remain the same for each credit facility, including the provision that provides for up to two additional one-year extensions with lender consent. As of December 16, 2016, there were no borrowings outstanding under the revolving credit facilities, and Time Warner had approximately $1.2 billion in commercial paper outstanding. The outstanding commercial paper is supported by the committed capacity under the revolving credit facilities.

The foregoing description of the Third Amendment does not purport to be complete and is qualified in its entirety by reference to the Third Amendment, which is filed as Exhibit 10.1 to this Current Report on Form 8-K.

Item 2.03. Creation of a Direct Financial Obligation or an Obligation Under an Off-Balance Sheet Arrangement of a Registrant.

The information provided in Item 1.01 of this Current Report on Form 8-K is hereby incorporated into this Item 2.03 by reference.

Item 9.01 Financial Statements and Exhibits.

Exhibit	Description
10.1

Third Amendment, dated as of December 16, 2016, to the Amended and Restated Credit Agreement, dated as of January 19, 2011, as amended and restated as of December 18, 2013, as further amended by the First Amendment, dated as of December 18, 2014, and the Second Amendment, dated as of December 18, 2015, among Time Warner Inc. and Time Warner International Finance Limited, as borrowers, the lenders from time to time party thereto and Citibank, N.A., as administrative agent.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TIME WARNER INC.

By:	/s/ Howard M. Averill
	Name:	Howard M. Averill
	Title:	Executive Vice President & Chief Financial Officer

Date: December 20, 2016

EXHIBIT INDEX

Exhibit	Description
10.1

Third Amendment, dated as of December 16, 2016, to the Amended and Restated Credit Agreement, dated as of January 19, 2011, as amended and restated as of December 18, 2013, as further amended by the First Amendment, dated as of December 18, 2014, and the Second Amendment, dated as of December 18, 2015, among Time Warner Inc. and Time Warner International Finance Limited, as borrowers, the lenders from time to time party thereto and Citibank, N.A., as administrative agent.